UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2026

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Lakeview Court,
Fremont,	California	94538
(Address of principal executive offices)		(Zip Code)

(408) 610-3915

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	VELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 13, 2026, Velo3D, Inc. (the "Company") entered into registration rights agreements (each, a "Registration Rights Agreement") with each of Arrayed Notes Acquisition Corp. ("Arrayed") and Thieneman Construction, Inc. ("Thieneman" and, together with Arrayed, the "Holders").

The Company previously issued to Arrayed a Senior Secured Convertible Promissory Note dated January 7, 2025, as amended, in the principal amount of $5,000,000, and to Thieneman a Senior Secured Convertible Promissory Note dated February 10, 2025, as amended, in the principal amount of $10,000,000 (together, the "Notes"). Following the Holders' conversion of the Notes on March 4, 2026, the Company issued 394,517 shares of its common stock to Arrayed and 1,145,830 shares of its common stock to Thieneman (collectively, the "Conversion Shares"). Pursuant to the conversion provisions of the Notes, the Company entered into the Registration Rights Agreements to grant registration rights to the Holders with respect to the Conversion Shares.

Each Registration Rights Agreement provides the applicable Holder with up to two “demand” registrations, subject to a minimum anticipated aggregate offering price of $2,500,000 in the case of Arrayed and $5,000,000 in the case of Thieneman, as well as customary "piggyback" registration rights. Each Registration Rights Agreement also contains customary provisions regarding registration procedures, expense allocation, indemnification, deferral rights and suspension rights.

Arrayed is an affiliate of Arun Jeldi, the Company's Chief Executive Officer and Chairman of the Board. Other than as described herein, the terms of the Arrayed Registration Rights Agreement are substantially identical to those of the Thieneman Registration Rights Agreement.

The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1 Registration Rights Agreement, dated July 13, 2026, by and between Velo3D, Inc. and Arrayed Notes Acquisition Corp.

10.2 Registration Rights Agreement, dated July 13, 2026, by and between Velo3D, Inc. and Thieneman Construction, Inc.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	July 14, 2026	By:	/s/ James Suva
		Name:	James Suva
		Title:	Chief Financial Officer